UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 2, 2007
              (Date of earliest event reported): (November 1, 2007)

                                  Revlon, Inc.
                                  ------------
             (Exact name of Registrant as specified in its Charter)

        Delaware                     1-11178                       13-3662955
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(State or other jurisdiction of    (Commission                (I.R.S. Employer
       incorporation)              File Number)             Identification No.)

                                 237 Park Avenue
                            New York, New York 10017
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              (Address of principal executive offices) (Zip code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 1, 2007, Revlon, Inc.'s ("Revlon") Board of Directors elected Barry
F. Schwartz as a director to fill the vacancy left by Howard Gittis who died in September 2007. Mr. Schwartz was also elected as a member of Revlon's Compensation and Stock Plan Committee to fill the vacancy left by Mr. Gittis.

Mr. Schwartz is the Executive Vice Chairman and Chief Administrative Officer of MacAndrews & Forbes Holdings Inc. ("M&F"). Revlon is a direct and indirect majority-owned subsidiary of M&F. He joined M&F in 1989, became general counsel in 1993, and assumed his current duties as Executive Vice Chairman and Chief Administrative Officer in 2007. He serves on the boards of Harland Clarke Holdings Corp., Revlon Consumer Products Corporation, Scientific Games Corporation and TransTech Pharma, Inc. He also serves as Acting Chief Executive Officer, Executive Vice President and General Counsel of M & F Worldwide Corp.

Mr. Schwartz, 58, is also a Member of the Board of Trustees of Kenyon College, serving on its Executive Committee, and is Chair of its Admissions and Financial Aid Committee. He also serves as a Trustee of the Association of Governing Boards of Universities and Colleges, and is a Member of the Board of Visitors of the Georgetown University Law Center.

There is no arrangement or understanding between Mr. Schwartz and any other persons pursuant to which he was selected as a director and Mr. Schwartz is not a party to any transactions listed in Item 404(a) of Regulation S-K.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      REVLON, INC.

                                      By: /s/ Robert K. Kretzman
                                          --------------------------------------
                                      Robert K. Kretzman
                                      Executive Vice President, Human Resources,
                                      Chief Legal Officer, General Counsel and
                                      Secretary

Date: November 2, 2007